                                   EXHIBIT A
    LM
------------           The Commonwealth of Massachusetts            EXHIBIT 3.1
  Examiner
                            MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                                           FEDERAL IDENTIFICATION No. 04-2277512

                       RESTATED ARTICLES OF ORGANIZATION

                     General Laws, Chapter 156B, Section 74

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                 -------------

     We,  John R. Bertucci, President, and
          Richard S. Chute, Clerk of


          MKS Instruments, Inc.
-------------------------------------------------------------------------------
                             (Name of Corporation)


located at 34 Third Avenue, Burlington, Massachusetts 01803
           --------------------------------------------------------------------

do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted and authorized by unanimous written consent of all the Directors dated January 15, 1982.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     1.   The name by which the corporation shall be known is:

          MKS Instruments, Inc.

     2.   The purposes for which the corporation is formed are as follows:

          See Continuation Sheets 2A and 2B.




    12
----------
   P.C.

     Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

      3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

                         WITHOUT PAR VALUE                  WITH PAR VALUE
                         -----------------                  --------------
CLASS OF STOCK           NUMBER OF SHARES         NUMBER OF SHARES    PAR VALUE
--------------           ----------------         ----------------    ---------
Preferred                     None                     None             None
Class A Common              10,000                     None             None
Class B Common              10,000                     None             None

     *4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

         See Continuation Sheet 4A.

     *5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

         See Continuation Sheets 5A, 5B, 5C and 5D.

     *6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

         See Continuation Sheet 6A.

*If there are no such provisions state "None".

                             Continuation Sheet 2A

2. The purposes for which the corporation is formed are as follows:

     To design, manufacture, sell, lease and license instruments of all kinds, including electromechanical, electronic and mechanical gauges for the measurement of pressure, temperature, acceleration, flow and level of liquids and gases; to design, manufacture, sell, lease and license control systems incorporating measuring devices, and control systems separate from measuring devices, for the control of production processes and operations of all kinds; to design, manufacture, sell, lease and license instrumentation for military use; to design, manufacture, sell, lease and license instrumentation for use in research laboratories, in industry, in educational institutions, for medical purposes and for use elsewhere and for other purposes; and in general to design, manufacture, sell, lease and license electro-mechanical, electronic and mechanical devices of all kinds.

     To buy and sell at wholesale and retail, or otherwise, to manufacture, produce, adapt, repair, dispose of, export, import and in any other manner to deal in goods, wares, merchandise, articles and things of manufacture or otherwise of all materials, supplies and other articles and things necessary or convenient for use in connection with any of said businesses or any other business or any part thereof; and to manufacture, repair, purchase, sell, lease, dispose of and otherwise deal in machinery, tools, and appliances which are or may be used in connection with the purchase, sale, production, adaption, repair, disposition of, export, import or other dealings in said goods, wares, merchandise, articles and things.

     To purchase, lease or otherwise acquire as a going concern or otherwise all or any part of the franchises, rights, property, assets, business, good will or capital stock of any persons, firm, corporation, trust or association engaged in whole or in part in any business in which this corporation is empowered to engage, or in any other business; to pay for the same in whole or in part in cash, stock, bonds, notes, securities or other evidence of indebtedness of this corporation or in any other manner; to assume as part of the consideration or otherwise any and all debts, contracts or liabilities, matured or unmatured, fixed or contingent, of any such person, firm or corporation, trust or association; and to operate, manage, develop and generally to carry on the whole or any part of any such business under any name or names which it may select or designate.

                             Continuation Sheet 2B

      To construct, lease, hire, purchase or otherwise acquire and hold or maintain, and to rebuild, enlarge, improve, furnish, equip, alter, operate and dispose of warehouses, factories, offices and other buildings, real estate, structures or parts thereof, and appliances for the preparation, manufacture, purchase, sale and distribution of goods, wares, merchandise, things, and articles of all kinds.

      To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage, or otherwise dispose of franchises, letters patent of the United States or of any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, systems, copyrights, trade-marks and trade names, relating to, or useful in connection with, any business of this corporation.

      To buy or otherwise acquire, to sell, assign, pledge, or otherwise dispose of and deal in stocks, bonds, securities, notes and other obligations of any person, firm or corporation, including this corporation, organized for or engaged in similar or cognate purposes; also stocks, bonds, securities, notes, and other obligations of any person, firm, or corporation, including this corporation, which it may be found or deemed necessary, valuable, or convenient for this corporation to acquire and deal in, in pursuance or furtherance of or in connection with the businesses herein specified, or any other business.

      To borrow money and contract indebtedness for all proper corporate purposes, to issue bonds, notes, and other evidences of indebtedness, to secure the same by pledge, mortgage, or lien on all or any part of the property of the corporation, tangible or intangible; and to assume or guarantee or secure in like manner or otherwise, the leases, contracts, or other obligations, fixed or contingent, or the payment of any dividends on any stock or shares or of the principal or interest on any bonds, notes, or other evidences of indebtedness of any person, firm, corporation, trust, or association in which this corporation has a financial interest.

      To enter into, make, and perform contracts of every name, nature, and kind with any person, firm, association, or corporation which may be deemed valuable, expedient, or convenient for this corporation in pursuance of or in furtherance of or in connection with any of the objects of incorporation of this corporation or in connection with any of the businesses or purposes herein specified.

      The enumeration of specific powers herein shall not be construed as limiting or restricting in any way the general powers herein set forth, but nothing herein contained shall be construed as authorizing the business of banking.

                             Continuation Sheet 4A

4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

      The holders of shares of Class B Common stock of the corporation shall not be entitled to vote for the election of Officers or Directors or with respect to any other aspect of the business of the corporation, or any matter or thing which may come or be brought before any meeting of the Stockholders of the corporation; and said Class B Common stock shall not be deemed to be a class of stock entitled to vote for any purpose whatsoever. In all other respects, however, the Class B Common stock and the Class A Common stock of the corporation, and the respective rights and preferences thereof shall be equal, and neither class shall have any priority over the other with respect to the payment of dividends or to distributions in liquidation.

                             Continuation Sheet 5A

         5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

             Section 5. Restrictions. None of the corporation's stock, of any class, may be transferred except as hereinafter provided:

             (a) Before making any proposed disposition of any of the corporation's stock, the holder of the stock shall give written notice to the Board of Directors specifying in detail the nature of the proposed disposition and its terms, the class and number of the shares involved, and the consideration for the proposed disposition, if any. Such notice shall constitute an offer by the holder to sell the shares involved to the corporation at their Agreed Value, as determined hereunder, or, if such proposed disposition is one for a pecuniary consideration less than the Agreed Value of the shares involved, such notice shall constitute an offer to sell the shares to the corporation for such proposed pecuniary consideration.

             (b) Within thirty days after receipt of such notice, the Board of Directors shall give written notice to the offering holder stating whether the corporation accepts or rejects the holder's offer. If the offer is accepted, such notice by the corporation shall state the price to be paid for the shares and shall specify whether the corporation elects to pay a part of the purchase price by means of the corporation's note, as provided for in subsection (d) hereof. The offering holder of such shares shall deliver the shares to the corporation, suitably endorsed, within ten days after receipt of the corporation's notice of acceptance, and upon receipt of the shares, the corporation shall make payment therefor in the manner hereinafter provided.

             If such offer is rejected by the corporation, the Directors shall transmit forthwith such offer to the record owners of the Class A Common Stock of the corporation who shall, subject to the provisions of this subsection (b), have the right to purchase the offered shares, in amounts proportionate to their respective holdings of said Class A Common stock, upon all of the same terms and conditions upon which the corporation might have purchased said offered shares, except that payment for offered shares shall be made in cash unless otherwise agreed upon between the parties. Each such owner to whom such shares are offered shall have the right within thirty (30) days of such offer to purchase the entire number of shares apportioned to him as above or to purchase none, and such acceptance shall be extended by written notice to the Board of Directors given within such time. If any owner of Class A Common stock shall

                              Continuation Sheet 5B

not accept such offer, the Board of Directors shall forthwith notify the remaining shareholders of Class A Common stock that they may purchase in proportion to their respective holdings of such stock the shares which such owner was entitled to purchase. Each such shareholder to whom such shares are offered shall have the right within ten (10) days of such offer to purchase the entire number of shares apportioned to him as above or to purchase none. Within three days after the expiration of said ten-day period the Board of Directors shall give written notice to the offering holder advising him in detail of the elections made with respect to the offered shares by the owners of the Class A Common stock. If the offer has been accepted with respect to all of the offered shares, then the offering holder of such shares shall deliver the same to the corporation, suitably endorsed, for the account of the accepting owners, within ten days after receipt of said last-mentioned notice from the Board of Directors and upon receipt of the shares by the corporation the accepting owners of the Class A Common stock shall make payment therefor in accordance with the terms of their respective acceptances.

     If such offer is rejected by the corporation and if such offer to the holders of the Class A Common stock is rejected, in whole or in part, the offering shareholder, at any time within six months after receipt of any such notice of rejection, may effect the disposition of the shares which was set forth in such offering shareholder's notice to the Board.

     (c) The Agreed Value of the stock of the corporation shall be such as may from time to time be determined by the unanimous agreement in writing of the holders of the corporation's Class A Common stock, such determination to be reviewed and either confirmed or adjusted at reasonable intervals. The Agreed Value of the Class B Common stock shall be ninety (90) percent of the Agreed Value of the Class A Common stock, to reflect the fact that the Class B Common stock is not entitled to vote.

     The Agreed Value of the stock of the corporation shall be reviewed as herein provided at six-month intervals following the adoption of this by-law and at the expiration of any such six-month period, if no agreement is arrived at, any owner of stock may demand from the owners of Class A Common stock that an agreement be reached and in the absence of such agreement within ten days thereafter, such value shall be determined by an arbitrator appointed by the President, or by some other appropriate official, of the American Arbitration Association, upon written request for such appointment made by any owner of stock of the corporation. The decision of such arbitrator shall be binding upon the parties, and may be enforced by any court having jurisdiction, but each owner of stock of the corporation shall

                             Continuation Sheet 5c


be entitled to appear before such arbitrator, to be represented by counsel, and to present evidence. The expenses of arbitration, other than expenses for counsel and witnesses, shall be borne pro rata, according to the number of shares held, by the owners of the stock of the corporation.

     (d) In the event the corporation shall elect to accept the offer of the holder of its stock, as herein provided, the corporation may pay the full purchase price for such stock in cash at the time of the delivery of the stock to the corporation or, at the corporation's sole election, it may pay said purchase price partly in cash and partly in the form of an unsecured note of the corporation. If the corporation shall make the latter election, then in such event the corporation shall pay at least one-third (1/3) of the purchase price for the stock at the time the stock is delivered to the corporation, and the corporation shall then deliver to the selling shareholder the note of the corporation for the unpaid balance of the purchase price for the stock, bearing interest at the rate of 6% per annum on the unpaid principal balance and payable in or within two years from its date.

     (e) Each share of stock of the corporation is subject to the requirements and restrictions upon the transfer of such shares set forth in this Section 5, and the same shall constitute a contract of each shareholder with the corporation, shall be binding upon each shareholder and his heirs, assigns, executors, administrators, or other legal representatives and upon all other persons succeeding to or standing in the place of or holding under the shareholder, whether by act of the shareholder or by operation of law. These provisions shall not be discharged by any transfer of shares which may be made in compliance with the provisions hereof, but shall apply anew to such shares in the hands of the new holder thereof. These provisions shall not restrict the making of a bona fide pledge of any shares to secure an indebtedness, but shall apply fully with respect to any proposed transfer from the name of the shareholder pursuant to such pledge, whether upon foreclosure or otherwise and whether to the pledgee or to any other person. These provisions shall not restrict the transfer of shares, without consideration, to the transferor's spouse or to the transferor's issue or to the spouses or the transferor's issue, or any of them (or to a form of joint ownership between the transferor and the transferees described next above, or any of them, or to a trust for the sole benefit of the transferor and the transferees described next above or any of them), but shall apply fully with respect to any proposed disposition by any such transferee, except as provided in this and the preceding sentence.

                             Continuation Sheet 5D

     (f) The determination of the Board of Directors under the provisions of this Section 5 shall be made by majority vote except that no waiver of the provisions of this Section 5 in the case of any proposed disposition of stock shall be granted by the vote of less than eighty (80) percent of the members of the Board of Directors. No Director shall be disqualified from voting on any matter arising under the provisions of this Section 5 by reason of such Director's ownership of stock of the corporation which might, directly or indirectly, be affected by such vote.

     (g) In the event of any breach of any of the provisions of this Section 5 by any holder of any of the corporation's stock, none of the rights or privileges attaching to such stock (including, without limitation, voting rights and rights to dividends) may be exercised or enjoyed with respect to such stock by such holder or by any purported transferee from such holder while such breach shall continue, but nothing herein contained shall be deemed to preclude lawful action by the corporation to enforce the provisions of this
Section 5.

                             Continuation Sheet 6A


6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

     Pre-Emptive Rights. No stockholder shall, by reason of ownership of stock of the corporation, have any pre-emptive right to purchase unissued stock of the corporation, or to subscribe to stock of the corporation, or to purchase stock of the corporation previously issued and held in the treasury of the corporation, and, subject to the provisions of applicable law, the authorized and unissued stock of the corporation shall be issued to such person, firm, corporation or other legal entity, in such amounts, at such times, and for such consideration as a majority of the Board of Directors may from time to time determine.

     *We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended,

                None
-----------------------------------------------------------------------------
     (*If there are no such amendments, state "None".)

                                 Briefly describe amendments in space below:

                None












IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 15th day of January in the year 1982.


/s/ John R. Bertucci
--------------------------------------------------- President
John R. Bertucci

/s/ Richard S. Chute
--------------------------------------------------- Clerk
Richard S. Chute

                       THE COMMONWEALTH OF MASSACHUSETTS


                       RESTATED ARTICLES OF ORGANIZATION

                    (General Laws, Chapter 156B, Section 74)


               I hereby approve the within restated articles of organization and, the filing fee in the amount of $15.00 having been paid, said articles are deemed to have been filed with me this 19th day of January, 1982.

                                        /s/ Michael Joseph Connolly
                                        ----------------------------
                                           MICHAEL JOSEPH CONNOLLY
                                              Secretary of State



                         TO BE FILLED IN BY CORPORATION
           PHOTOCOPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT

           TO: Richard S. Chute, Esquire
               Hill & Barlow
               225 Franklin Street
               Boston, Massachusetts 02110
           Telephone 617/423-6200





                                   [SEAL OF WILLIAM FRANCIS GALVIN
                    Copy Mailed    SECRETARY OF THE COMMONWEALTH
                                   DATED 2/20/96]

                       THE COMMONWEALTH OF MASSACHUSETTS

                            MICHAEL JOSEPH CONNOLLY
   CG                         SECRETARY OF STATE
--------                      ONE ASHBURTON PLACE         FEDERAL IDENTIFICATION
EXAMINER                      BOSTON, MASS. 02108         NO. 04-2277512


                                  ARTICLES OF
                  MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

                     The fee for filing this certificate is
             prescribed by General Laws, Chapter 156B, Section 114.
            Make check payable to the Commonwealth of Massachusetts.

We, John R. Bertucci and Richard S. Chute, President*/and Clerk*/         of
                        MKS Instruments, Inc. 042277512
                        --------------------------------
                              name of corporation
organized under the laws of the Commonwealth of Massachusetts and herein called the parent corporation, do hereby certify as follows:

1. That the subsidiary corporation(s) to be merged into the parent corporations is as follows*:

Name                             State of                         Date of
                                 Organization                     Organization
MKS Disc, Inc. 046311363         Massachusetts                    10/31/72


2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

3.



______________
*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

     4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B,
Section 82, was duly adopted:

               VOTED: That MKS Disc, Inc., a Massachusetts corporation and a wholly-owned subsidiary corporation of the Corporation, be merged with and into the Corporation in accordance with the provisions of Section 82 of the Massachusetts Business Corporation Law, the effective date of the merger to be the date of filing of the Articles of Merger of Parent and Subsidiary Corporations with the State Secretary of the Commonwealth of Massachusetts; that the President and Clerk of the Corporation be and hereby are authorized in the name and on behalf of the Corporation to execute the Articles of Merger of Parent and Subsidiary Corporations attached hereto (the "Articles of Merger") and to file the Articles of Merger with the State Secretary of the Commonwealth of Massachusetts; and in furtherance thereof that the President, any Vice President, Treasurer, Clerk, and Assistant Clerk of the Corporation or any one or more of them be and hereby are authorized in the name and on behalf of the Corporation to execute and deliver any and all documents and instruments and to take any and all action as they or any one or more of them may deem necessary or appropriate to effectuate the merger of MKS Disc, Inc. with and into the Corporation.

     5. The effective date of the merger as specified in the vote set out under Paragraph 4 is the date of filing of these articles of merger of parent and subsidiary corporations.

     6.


     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 15th day of December, 1986.


                                       /s/ John R. Burtucci           President*
                                       -----------------------------------------




                                       /s/ Richard S. Chute               Clerk*
                                       -----------------------------------------

*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

                         COMMONWEALTH OF MASSACHUSETTS

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)



     I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $200.00 having been paid, said articles are deemed to have been filed with me this 15th day of December, 1986.



                                             /s/ Michael J. Connolly
                                             -----------------------------------
                                             MICHAEL JOSEPH CONNOLLY
                                             Secretary of State










                         TO BE FILLED IN BY CORPORATION
                        Photo Copy of Merger To Be Sent

               TO:     Richard S. Chute, Esquire

                       Hill & Barlow
               -----------------------------------------------
                       225 Franklin Street
               -----------------------------------------------
                       Boston, MA  02110
               -----------------------------------------------
               Telephone      617-423-6200
                        --------------------------------------



                                   [SEAL OF WILLIAM FRANCIS GALVIN
                    Copy Mailed    SECRETARY OF THE COMMONWEALTH
                                   DATED 2/20/96]

                       THE COMMONWEALTH OF MASSACHUSETTS

                            MICHAEL JOSEPH CONNOLLY
                                                        FEDERAL IDENTIFICATION
                               Secretary of State
                                                        NO. 04-2277512

                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                             ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72


                 This certificate must be submitted to the Secretary of the
            Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section
            114. Make check payable to the Commonwealth of Massachusetts.

                                 -------------

            We, John R. Bertucci                                , President and
                Richard S. Chute                                     , Clerk of

                             MKS Instruments, Inc.
       ---------------------------------------------------------------------
                             (Name of Corporation)

           located at 34 Third Avenue, Burlington, Massachusetts 01803
------     do hereby certify that the following amendment to the restated
Name       articles of organization of the corporation was duly adopted by
Approved written consent dated December 15, 1986, by vote of 2454 shares of Class A Common out of 2454 shares outstanding,
                                (Class of Stock)


CROSS OUT   being all of each class outstanding and entitled to vote thereon.(2)
INAPPLICABLE
CLAUSE

C /  /

P /  /

M /  /

           (1)For amendments adopted pursuant to Chapter 156B, Section 70.
           (2)For amendments adopted pursuant to Chapter 156B, Section 71.

           Note: If the space provided under any Amendment or item on this form
    4      is insufficient, additions shall be set forth on separate 8 1/2 - 11
---------- sheets of paper leaving a left hand margin of at least 1 inch for
   P.C. binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:


                                 (------shares preferred   ) with par value
                                 (------shares common      )
The total amount of capital stock                         :
 already authorized is           (------shares preferred   ) without par value
                                 (------shares common      )

                                 (------shares preferred   ) with par value
                                 (------shares common      )
The amount of additional capital                          :
 stock authorized is             (------shares preferred   ) without par value
                                 (------shares common      )

      Voted: That the Restated Articles of Organization of the Corporation be and hereby are amended by deleting and striking in their entirety the restrictions upon the transfer of shares of stock contained in article 5. of the Restated Articles of Organization of the Corporation so that there are no restrictions imposed by the articles of organization of the Corporation upon the transfer of shares of stock of any class of the Corporation; that the President and Clerk of the Corporation be and hereby are authorized in the name and on behalf of the Corporation to execute Articles of Amendment to effectuate such amendment of the Restated Articles of Organization of the Corporation, a copy of which is attached hereto (the "Articles of Amendment"), and to file the Articles of Amendment with the State Secretary of the Commonwealth of Massachusetts; and in furtherance thereof that the President, any Vice President, Treasurer, Clerk, and Assistant Clerk of the Corporation or any one or more of them be and hereby are authorized in the name and on behalf of the Corporation to execute and deliver any and all documents and instruments and to take any and all action as they or any one or more of them may deem necessary or appropriate to effectuate such amendment of the Restated Articles of Organization of the Corporation.

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 15th day of December, in the year 1986


  /s/  John R. Bertucci                                President
-----------------------------------------------------
       John R. Bertucci

  /s/  Richard S. Chute                                    Clerk
-----------------------------------------------------
       Richard S. Chute

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)
              I hereby approve the within articles of amendment
                  and, the filing fee in the amount of $75.00
               having been paid, said articles are deemed to have
                          been filed with me this 16th
                             day of December, 1986.




                          /s/ Michael Joseph Connolly
                          ----------------------------
                            MICHAEL JOSEPH CONNOLLY
                              Secretary of State


                         TO BE FILLED IN BY CORPORATION
                       PHOTO COPY OF AMENDMENT TO BE SENT

                             TO:  Richard S. Chute
                                  Hill & Sarlow
                          ---------------------------
                                  225 Franklin Street
                          ---------------------------
                                  Boston, MA 02110
                          ---------------------------
                            Telephone  617-423-6200
                          ---------------------------

                                          Copy Mailed


                                                             [STATE SEAL]

                       THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02180



----------                                               FEDERAL IDENTIFICATION
 EXAMINER                                                        NO. 04-2277512
                                                             ------------------


   N/A
----------
   Name
 Approved



C [ ]
P [ ]
M [ ]



    4
----------
   P.C.





                             ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72


     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                ---------------


We, John R. Bertucci                                            ,  President and
    Richard S. Chute                                                  , Clerk of

                             MKS Instruments, Inc.
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at      Six Shattuck Road, Andover, Massachusetts 01810
--------------------------------------------------------------------------------

do hereby certify that the following amendment to the restated articles of organization of the corporation was duly adopted by written consent dated January 8, 1987, by vote of

  2454   shares of      Class A Common      out of   2454   shares outstanding,
--------           ------------------------        --------
                       (Class of Stock)


  3250   shares of      Class B Common      out of   3250   shares outstanding,
--------           ------------------------        --------
                       (Class of Stock)


being all of each class outstanding and entitled to vote thereon and of each class of series of stock whose rights are adversely affected thereby:

(1) for amendments adopted pursuant in Chapter 156B, Section 70.
(2) for amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

------------------------------------------------------------------------
                            NO PAR VALUE        WITH PAR VALUE      PAR
KIND OF STOCK             NUMBER OF SHARES     NUMBER OF SHARES    VALUE
------------------------------------------------------------------------
   COMMON
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
 PREFERRED
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------


CHANGE the total to:

------------------------------------------------------------------------
                            NO PAR VALUE        WITH PAR VALUE      PAR
KIND OF STOCK             NUMBER OF SHARES     NUMBER OF SHARES    VALUE
------------------------------------------------------------------------
   COMMON
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
 PREFERRED
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------


VOTED: That the Restated Articles of Organization of the Corporation be and hereby are amended by adding the following provision to article 6 of the Restated Articles of Organization of the Corporation so that article 6 of the Restated Articles of Organization of the Corporation shall contain the following provision:

            "A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 61 or 62 of the Massachusetts Business Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

            If the Massachusetts Business Corporation Law is amended, after approval by the stockholders of the corporation of this provision, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Massachusetts Business Corporation Law, as so amended. Any amendment, repeal, or modification of this provision by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such amendment, repeal, or modification."

    ; that the President and Clerk of the Corporation be and hereby are authorized in the name and on behalf of the Corporation to execute Articles of Amendment to effectuate such amendment of the Restated Articles of Organization of the Corporation, a copy of which is attached hereto (the "Articles of Amendment"), and to file the Articles of Amendment with the State Secretary of the Commonwealth of Massachusetts; and in furtherance thereof that the President, any Vice President, Treasurer, Clerk, and Assistant Clerk of the Corporation or any one or more of them be and hereby are authorized in the name and on behalf of the Corporation to execute and deliver any and all documents and instruments and to take any and all action as they or any one or more of them may deem necessary or appropriate to effectuate such amendment of the Restated Articles of Organization of the Corporation.


The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 9th day of February, in the year 1987.



/s/ John R. Bertucci                                            President
----------------------------------------------------------------
John R. Bertucci

/s/ Richard S. Chute                                                Clerk
----------------------------------------------------------------
Richard S. Chute

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

     I hereby approve the within articles of amendment and, the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 11th day of February, 1987.


                            /s/ Michael J. Connolly

                            MICHAEL JOSEPH CONNOLLY
                               Secretary of State


                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

                       TO:  Richard S. Chute, Esq.
                            Hill & Barlow
                       ----------------------------------
                            225 Franklin Street
                            Boston, MA 02110
                       ----------------------------------


                       ----------------------------------

                       Telephone (617) 423-6200
                                -------------------------

                                              Copy Mailed


                                             [SEAL OF WILLIAM FRANCIS GALVIN,
                                               SECRETARY OF THE COMMONWEALTH
                                                        DATED 2/20/96]

                       The Commonwealth of Massachusetts
                             WILLIAM FRANCIS GALVIN
------------             Secretary of the Commonwealth
  Examiner                    ONE ASHBURTON PLACE
                              BOSTON, MASS. 02108

                     FEDERAL IDENTIFICATION NO. 004-2277512

                                  ARTICLES OF
                  MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

              The fee for filing this certificate is prescribed by
                    General Laws, Chapter 156B, Section 114.
            Make check payable to the Commonwealth of Massachusetts.


                                *    *    *    *

We, John R. Bertucci and Richard S. Chute, President*       and Clerk*       of
                             MKS Instruments, Inc.
-------------------------------------------------------------------------------
                              name of corporation

organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

     1. That the subsidiary corporation(s) to be merged into the parent corporations are/is as follows:

                                               State of           Date of
               Name                          Organization       Organization

          UTI Instruments Company                 CA              09/26/73


     2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

     3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted.)

* Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

     4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B,
Section 82, was duly adopted:


     VOTED:         That the Corporation merge into itself UTI
     -----          Instruments Company, a California corporation,
                    with the Corporation surviving the merger
                    (the "Merger"), in accordance with the
                    provisions of Section 82 of Chapter 156B of the Massachusetts General Laws.

     FURTHER
     VOTED:         That the effective date of the Merger shall be
     -------        the date of filing of appropriate Articles of
                    Merger with the Secretary of State of Massachusetts.


     FURTHER
     VOTED:         That any officer of the Corporation, acting singly,
     -------        be and he hereby is, authorized and directed to
                    take any further actions, and to execute and deliver any further documents and certificates, which may be necessary or appropriate to effectuate the Merger described herein.

     5. The effective date of the merger as specified in the vote set out under Paragraph 4 is

     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 17th day of November, 1995.



                                   /s/ John R. Bertucci
                                   ------------------------ President*
                                   John R. Bertucci



                                   /s/ Richard S. Chute
                                   ------------------------ Clerk*
                                   Richard S. Chute








* Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

                         COMMONWEALTH OF MASSACHUSETTS
            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)

      I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $250 having been paid, said articles are deemed to have been filed with me this 17th day of November, 1995.

                                          /s/ William Francis Galvin
                                              William Francis Galvin
                                              Secretary of the Commonwealth




                 TO BE FILLED IN BY CORPORATION
                 Photo Copy of Merger To Be Sent

                 TO:  Terrence W. Mahoney, Esq.
                      Hill & Barlow
                 ------------------------------
                      One International Place
                 ------------------------------
                      Boston, MA 02110
                 ------------------------------
                 Telephone 617-428-3000
                           --------------------

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-2277512
                                                                      ----------

                       THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512



                             ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


We,   John R. Bertucci                                             , *President,
   ----------------------------------------------------------------

and   Richard S. Chute                                                 , *Clerk,
   --------------------------------------------------------------------

of    MKS Instruments, Inc.                                                    ,
  -----------------------------------------------------------------------------
                          (Exact name of corporation)

located at   Six Shattuck Road, Andover, MA 01810
          ---------------------------------------------------------------------,
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered: 3



            3
--------------------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on January 9 , 1998 by vote of:
----------    --,

 2,454   shares of      Class A Common            of  2,454  shares outstanding,
--------           ------------------------------    -------
                   (type, class & series, if any)


 3,250   shares of      Class B Common            of  3,250  shares outstanding,
--------           ------------------------------    -------
                   (type, class & series, if any)
and


         shares of                                of         shares outstanding,
--------           ------------------------------    -------
                   (type, class & series, if any)


(1)**being all and of each type, class or series of stock whose rights are adversely affected thereby:






*Delete the inapplicable words.       **Delete the inapplicable clause.
(1)For amendments adopted pursuant to Chapter 156B, Section 70.
(2)For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

--------------------------------------------------------------------------------
      WITHOUT PAR VALUE STOCKS     |            WITH PAR VALUE STOCKS
-----------------------------------|--------------------------------------------
    TYPE    |   NUMBER OF SHARES   |    TYPE    | NUMBER OF SHARES  | PAR VALUE
------------|----------------------|------------|-------------------|-----------
 Common:    | Class A       10,000 | Common:    |       None        |   None
------------|----------------------|------------|-------------------|-----------
            | Class B       10,000 |            |       None        |   None
------------|----------------------|------------|-------------------|-----------
 Preferred: | None                 | Preferred: |       None        |   None
------------|----------------------|------------|-------------------|-----------
            |                      |            |                   |
--------------------------------------------------------------------------------


Change the total authorized to:

--------------------------------------------------------------------------------
      WITHOUT PAR VALUE STOCKS     |            WITH PAR VALUE STOCKS
-----------------------------------|--------------------------------------------
    TYPE    |   NUMBER OF SHARES   |    TYPE    | NUMBER OF SHARES  | PAR VALUE
------------|----------------------|------------|-------------------|-----------
 Common:    | Class A    6,000,000 | Common:    |       None        |   None
------------|----------------------|------------|-------------------|-----------
            | Class B   10,000,000 |            |       None        |   None
------------|----------------------|------------|-------------------|-----------
 Preferred: | None                 | Preferred: |       None        |   None
------------|----------------------|------------|-------------------|-----------
            |                      |            |                   |
--------------------------------------------------------------------------------

          VOTED: To amend the Restated Articles of Organization, as amended, to increase the authorized Class A Common Stock, no par value per share, of the Corporation from 10,000 shares to 6,000,000 shares and to increase the authorized Class B Common Stock, no par value per share of the Corporation from 10,000 shares to 10,000,000 shares, so that after the effective date of such amendment the total authorized capital stock of the Corporation shall consist of 6,000,000 shares of Class A Common Stock, no par value per share, and 10,000,000 shares of Class B Common Stock, no par value per share.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


Later effective date: _____________________.


SIGNED UNDER THE PENALTIES OF PERJURY, this  14th    day of    January   , 1998,
                                            --------        -------------


         /s/ John R. Bertucci                                       , *President
--------------------------------------------------------------------



         /s/ Richard S. Chute                                           , *Clerk
------------------------------------------------------------------------


*Delete the inapplicable words.

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)


              =====================================================


              I hereby approve the within Articles of Amendment and, the filing fee in the amount of $15,980 having been paid, said articles are deemed to have been filed with me this 14th day of January 1998.




              Effective date: January 14, 1998








                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth






                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:


                            Richard N. Kimball, Esq.
                 ----------------------------------------------
                            Hale and Dorr LLP
                            60 State Street
                 ----------------------------------------------
                            Boston, MA 02109
                 ----------------------------------------------
                            Tel: (617) 526-6000